UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
February 25, 2013
PINNACLE AIRLINES CORP.
(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)
Delaware	001-31898	03-0376558
(Address of principal executive offices)	(Zip Code)
40 South Main Street, Memphis, TN	38103
Registrant’s telephone number, including area code
(901)-348-4100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 25, 2013, Pinnacle Airlines Corp. (the “Company”) filed its Monthly Operating Report for the month ended January 31, 2013, with the United States Bankruptcy Court for the Southern District of New York, in connection with its proceedings under Chapter 11 of the United States Bankruptcy Code in Case No. 12-11343 (REG). A copy of the Monthly Operating Report is provided hereunder as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K and the exhibit hereto contain forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements.  Readers are referred to the documents filed by the Company with the Securities and Exchange Commission, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this current report on Form 8-K and the exhibit hereto. The Company disclaims any obligations to update any forward-looking statements.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits:

Exhibit Number	Description

99.1	Monthly Operating Report for the Month Ended January 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP.
(Registrant)

By: /s/ Brian T. Hunt
Brian T. Hunt
Senior Vice President and General Counsel
February 26, 2013